Exhibit 99

EXPERTS

The financial statements and the related financial statement schedules incorporated in this Registration Statement by reference from the Lincoln Benefit Life Company Annual Report on Form 10-K for the year ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated by reference herein (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Exhibit 99 (c)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Annuity Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 18, 2005



John C. Pintozzi
Senior Vice President, Chief Financial Officer and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Annuity Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 18, 2005



Douglas B. Welch
Director, Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                                  (REGISTRANT)

                                       AND

                          LINCOLN BENEFIT LIFE COMPANY
                                   (DEPOSITOR)

Know all men by these presents that the undersigned officer of Lincoln Benefit Life Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his in any and all capacities, to sign any registration statements of Lincoln Benefit Life Company and its Lincoln Benefit Life Company Variable Annuity Account and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 18, 2005



Steven C. Verney
Treasurer